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                                                                   Exhibit 23(a)


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 23, 1996, except as to Note 13, which is as of April 9, 1996, appearing on page F-2 of Tupperware Corporation's Form 10/A4. We also consent to the reference to us under the heading "Experts" in such Prospectus.




Price Waterhouse LLP
Orlando, Florida
September 12, 1996